UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ZYNEX, INC.

(Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

ZYNEX, INC.
9555 MAROON CIRCLE
ENGLEWOOD, CO 80112

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on Wednesday, May 20, 2020

NAME
ADDRESS1
ADDRESS2
COUNTRY

Control #:	**XXXXXXXXX**

As part of our efforts to conserve environmental resources and prevent unnecessary corporate expenses, ZYNEX, INC. has elected to provide Internet access to its proxy statement and annual reports rather than mailing paper copies. This reduces postage, printing expenses, and unnecessary paper waste.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items

The board of directors recommends a vote FOR all the nominees for director in Proposal 1, FOR Proposals 2 and 4 and FOR 3 years for Proposal 3.

1. ELECTION OF DIRECTORS
   1. THOMAS SANGAARD
   2. BARRY D. MICHAELS
   3. MICHAEL CRESS
   4. JOSHUA R. DISBROW

2. ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (SAY-ON-PAY)

3. ADVISORY VOTE ON THE FREQUENCY OF THE VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, TO BE HELD EVERY YEAR, EVERY TWO YEARS OR EVERY THREE YEARS (SAY-ON-PAY FREQUENCY)

4. TO RATIFY THE SELECTION OF PLANTE & MORAN, PLLC AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR ITS FISCAL YEAR ENDING DECEMBER 31, 2020.

HOW TO ACCESS THE PROXY MATERIALS

The proxy statement and annual report to security holders are available online at: **www.colonialstock.com/zynex2020**

HOW TO VOTE

BY INTERNET	www.colonialstock.com/zynex2020 On the above website, you can vote by clicking "Vote" and then entering the control number above as directed.
BY PHONE	877-285-8605
BY MAIL	Send a paper proxy voting card by mail. You may request a proxy card by contacting us at 877-285-8605.
IN PERSON	Vote in person at the meeting.

MEETING INFORMATION

Meeting Type:	Annual Meeting
Meeting Date:	May 20, 2020 9:00 AM MT
Meeting Location:	ZYNEX, INC. 9555 MAROON CIRCLE ENGLEWOOD, CO 80112

TO ORDER A PAPER OR E-MAIL COPY OF THE PROXY MATERIALS:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make your request for a copy as instructed below on or before: May 10, 2020

1. By Phone: (877) 285-8605
2. By Internet: www.colonialstock.com/zynex2020
3. By Email annualmeeting@colonialstock.com

If requesting materials by email, please include the control number listed above with your request.